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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 OCTOBER 8, 1999
                        ---------------------------------
                        (Date of earliest event reported)


                         Commission file number 1-11802


                             WORLD COLOR PRESS, INC.
                    (NOW KNOWN AS QUEBECOR WORLD (USA) INC.)
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             (Exact name of registrant as specified in its charter)


         DELAWARE                                               37-1167902
-------------------------------                             -------------------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)


THE MILL, 340 PEMBERWICK ROAD
GREENWICH, CONNECTICUT                                             06831
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(Address of principal executive offices)                         (Zip Code)


                                 (203) 532-4200
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              (Registrant's telephone number, including area code)

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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On July 16, 1999, Quebecor Printing Inc., a corporation amalgamated under the laws of Canada ("Quebecor Printing"), through a wholly owned subsidiary, Printing Acquisition Inc., a Delaware corporation ("Printing Acquisition") commenced a tender offer for up to 23,500,000 shares of common stock of World Color Press, Inc., a Delaware corporation ("World Color") for $35.69 per share in cash. On August 20, 1999, Quebecor Printing completed the tender offer, purchasing 19,179,495 shares of World Color common stock. As a result of the tender offer, Quebecor Printing held, through Printing Acquisition, approximately 50.4% of the outstanding shares of World Color common stock. The World Color board of directors was reconstituted on August 20, 1999 in accordance with the terms of the merger agreement.

         On October 8, 1999 (the "Effective Time"), Printing Acquisition merged (the "Merger") with World Color, with World Color being the surviving corporation and continuing as an indirect wholly-owned subsidiary of Quebecor Printing under the name Quebecor World (USA) Inc. As a result of the Merger, holders of World Color common stock received 1.2685 subordinated voting shares of Quebecor Printing and $8.18 in cash for each share of World Color common stock outstanding as of the Effective Time, and each 6% Convertible Senior Subordinated Note due 2007 outstanding as of the Effective Time became convertible into the number of Quebecor Printing subordinate voting shares and the amount of cash that would have been received in the merger had the convertible note been converted immediately prior to the Effective Time.

         The certificate of incorporation of World Color was amended in Merger to change the name of the surviving corporation to Quebecor World (USA) Inc.

         The terms of the Merger were described in World Color's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 7, 1999.


ITEM 7.           INFORMATION AND EXHIBITS

                  (A)      Financial Statements:

                           The financial information otherwise required to be included with this Form 8-K is included in World Color's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 7, 1999.

                  (B) Exhibits:

                      2.1 Agreement and Plan of Merger dated as of July 12, 1999, among Quebecor Printing Inc., and World Color Press, Inc. (attached as Annex A to World Color's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 7, 1999 and incorporated herein by reference.

                      99.1          Press release dated October 8, 1999.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          QUEBECOR WORLD (USA) INC.

                                          By: /s/ Jennifer Adams
                                              -----------------------------
                                              Name: Jennifer Adams
                                              Title: Chief Legal and
                                                     Administrative Officer

Date: October 12, 1999